CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2019
CAPITAL MANAGEMENT
Schedule of capital structure

The Company monitors capital on the basis of the debt to capital ratio, which is calculated as net debts divided by equity attributable to shareholders of the Company.

	As of December 31,
	2019	2018
	RMB’000	RMB’000
Interest-bearing bank borrowings	—	—
Amounts owed to related parties	36,217	36,203
Total debts	36,217	36,203
Less: Cash and cash equivalents (excluding restricted bank balances)	(8,212)	(9,016)
Net debts	28,005	27,187
Equity attributable to shareholders of the Company	272,496	275,712
Gearing ratio	10.3%	9.9%